EXHIBIT 99.2


                                RG AMERICA, INC.
                             (A Nevada Corporation)

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                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

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                          Effective _____________, 2005

          THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

         THIS CERTIFIES THAT, for value received, _________________________, or its registered assigns ("Holder"), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in subsection 1.2 below), __________________________ (__________) shares ("Shares") of fully paid and non-assessable common stock, par value $0.001 per share (the "Common Stock"), of RG AMERICA, INC., a Nevada corporation (the "Company"), at the per share purchase price (the "Warrant Price") set forth in subsection 1.1 below, subject to the further provisions of this Warrant.

1.    EXERCISE OF WARRANT

      The terms and conditions upon which this Warrant may be exercised, and the Shares subject hereto may be purchased, are as follows:

      1.1 Warrant Price. The Warrant Price shall be $_________ per Share, subject to adjustment as provided in Section 4 below.

      1.2 Method Of Exercise. Holder may at any time beginning on the effective date of this Warrant and for _________ (____) years from such date of effectiveness, or such later date as the Company may in its sole discretion determine (the "Exercise Period"), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

            (a) the surrender of this Warrant, together with a duly executed copy of the form of subscription attached hereto as Exhibit A, to the Secretary of the Company at its principal offices;

            (b) the payment to the Company, by cash, certified or cashier's check payable to Company's order or wire transfer to the Company's account, of an amount equal to the aggregate Warrant Price for the number of Shares for which the purchase rights hereunder are being exercised.

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            (c) the delivery to the Company,  if necessary in the  discretion of counsel for the Company, to assure compliance with the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, of an instrument executed by holder certifying that the Shares are being purchased solely for the account of Holder and not with a view to any resale or distribution in violation of the Securities Act or applicable state securities laws.

      1.3 Issuance Of Shares and New Warrant. If the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to Holder. If the purchase rights evidenced by this Warrant are exercised only in part, the Company shall also deliver to Holder at such time a new Warrant evidencing the purchase rights regarding the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continue in force and effect. All new Warrants issued in connection with the provisions of this
Section 1.4 shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder. Each person in whose name any certificate for Shares is to be issued shall for all purposes be deemed to have become the holder of record of such Shares on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.    TRANSFERS

      2.1 Transfers. This Warrant and all rights hereunder are transferable in whole or in part by the Holder subject to the provisions of Section 7 below. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant (together with a duly executed and endorsed copy of the form of transfer certificate attached hereto as Exhibit B) to the Secretary of the Company at its principal offices, and (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new Warrants.

      2.2 Registered Holder. Each holder of this Warrant agrees that until such time as any transfer pursuant to subsection 2.1 above is recorded on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner.

      2.3 Form Of New Warrants. All new Warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder.

3.    NO FRACTIONAL SHARES

      Notwithstanding any adjustment (as required hereby) to the number of Shares purchasable upon the exercise of this Warrant, the Company shall not be required to issue any fraction of a Share upon exercise of this Warrant. If, by reason of any change made pursuant to Section 4 below, the Holder would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a Share, the Company shall, upon such proper exercise of this Warrant, purchase such fractional interest for an amount in cash equal to the Fair Market Value of such fractional interest, determined as of the date of such exercise of this Warrant. For purposes of this Section 3, the term "Fair Market Value" means (a) if the primary market for the Shares is a National Securities Exchange, the NASDAQ National Market System, or any other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price of such Shares, as of the time of authorization of the transaction giving rise to the right to receive such Shares; or (b) if the primary market for such Shares is not an exchange or quotation system, the fair value thereof as shall be determined in good faith by the Board of Directors of the Company at the time of authorization of the transaction giving rise to the right to receive such Shares.



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4.    ANTIDILUTION PROVISIONS

      4.1 Stock Splits And Combinations. If the Common Stock shall at any time be subdivided into a greater number of shares, then the number of Shares purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately increased; and, conversely, if the Common Stock shall at any time be combined into a smaller number of shares, then the number of Shares purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately reduced. Any adjustments under this subsection 4.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

      4.2 Reclassification, Exchange and Substitution. If the Common Stock shall be changed into shares of any other class or classes of stock or other securities of the Company, whether by capital reorganization, reclassification, or otherwise, Holder shall, upon exercise of this Warrant, be entitled to purchase for the same aggregate consideration, in lieu of the Shares that Holder would have become entitled to purchase but for such change, a number of shares of such other class or classes of stock or other securities of the Company equivalent to the number of Shares that would have been subject to purchase by Holder on exercise of this Warrant immediately before that change. Any adjustments under this subsection 4.2 shall become effective at the close of business on the date such change of the Common Stock into shares of any other class or classes of stock or other securities of the Company becomes effective.

      4.3 Reorganizations, Mergers, Consolidations Or Sale Of Assets. If at any time there shall be a reorganization involving the Common Stock (other than a stock split, combination, reclassification, exchange, or subdivision of shares provided for in subsections 4.1 and 4.2 above) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, in accordance with the terms hereof, in lieu of the Shares that Holder would have become entitled to purchase but for such event, such other securities or property of the Company, or of the successor corporation resulting from such event, to which Holder would have been entitled in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

      4.4 Adjustments of Other Distributions. If the Company shall at any time declare and pay or deliver to the holders of Common Stock a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, in any case of a kind not referred to above, then, upon exercise of this Warrant, Holder shall be entitled to receive a proportionate share of any such distribution as though Holder was the holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.



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      4.5  Certificate  as to  Adjustments.  In  the  case  of  each  adjustment
(including a readjustment) under this Section 4, the Company will promptly, and in any event within thirty (30) days after the event requiring the adjustment, compute such adjustment in accordance with the terms hereof and deliver or cause to be delivered to Holder a certificate describing in reasonable detail the event requiring the adjustment and setting forth such adjustment and the calculations and results of such adjustment.

      4.6 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

      4.7 Method of Calculation. All calculations under this Section 4 shall be made to the nearest one hundredth of a share.

5.    RIGHTS PRIOR TO EXERCISE OF WARRANT

      This Warrant does not entitle Holder to any of the rights of a stockholder of the Company, including (without limitation) the right to receive dividends or other distributions, to vote or consent, or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise,

            (a) the Company shall declare any dividend payable in any securities upon outstanding shares of Common Stock or make any other distribution (other than a regular cash dividend) to the holders of shares of Common Stock;

            (b) the Company shall offer to the holders of shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

            (c) a dissolution, liquidation or winding-up of the Company (other than in connection with a reorganization, consolidation, merger, or sale of all or substantially all of its assets as an entirety) shall be approved by the Company's Board of Directors, then, in any one or more of such events the Company shall give notice in writing of such event to Holder, at its address as it shall then appear on the Company's records, at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding-up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

      Any failure to give such notice or any defect therein, however, shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding-up.

6.    SUCCESSORS AND ASSIGNS

      The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Holder and its successors and permitted assigns.



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7.    RESTRICTED SECURITIES

      To enable the Company to comply with the Securities Act and applicable state securities laws, the Company may require Holder, as a condition of the transfer or exercise of this Warrant, to give written assurance satisfactory to the Company that this Warrant, or in the case of an exercise hereof the Shares, are being acquired for its own account, for investment only, with no view to the distribution of the same in violation of the Securities Act or applicable state securities laws. Any disposition of all or any portion of this Warrant or the Shares shall not be made unless and until:

            (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (b) Holder has (i) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state securities laws.

      Holder acknowledges that this Warrant is, and each of the Shares issuable upon the exercise hereof will be, a restricted security, and that the certificate or certificates evidencing such Shares will bear a legend substantially similar to the following:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under such Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder."

8.    LOSS OR MUTILATION

      Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of this Warrant and upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of Shares.

9.    LOCK-UP

            (a) In the event of a firmly-underwritten public offering of Shares or other equity interest of the Company registered under the Securities Act by a nationally recognized investment bank resulting in at least USD $50 Million in net proceeds (after underwriting discount) to the Company (the "Public Offering"), Holder agrees that for a period of six (6) months commencing on the effective date of the registration statement filed under the Securities Act relating to the Public Offering, Holder will not offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Shares, any securities which the Shares are convertible into, or exercisable or exchangeable for any other securities of the Company, including, without limitation, any Shares or other equity interests issuable pursuant to the terms of any employee stock options. In order to enable the company to enforce the aforesaid restrictions on transfer, Holder hereby agrees that the Company may impose stop-transfer instructions with respect to the securities of the Company owned beneficially or of record by Holder until the end of such six (6) month period.



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            (b) Furthermore,  the National Association of Securities Dealers, or
      affiliates thereof, or other state or federal regulatory authorities may require that such six (6) month period be extended in connection with the Public Offering. Accordingly, Holder agrees that officers of the Company may execute all agreements and other documents, in their sole absolute discretion, in the name, and on behalf of, Holder, to increase the term of such restriction on resale to the minimum term required by the National
      Association  of  Securities   Dealers,   federal,   or  state   securities
      authorities, or any of their respective affiliates, without prior notice to, or further consent by, Holder. In addition, Holder agrees that officers of the Company may, at their discretion, increase the term of such restriction on resale should the necessity arise or the managing underwriter requests such an increase in term. Holder hereby irrevocably constitutes and appoints the Company's Chief Executive Officer, with full power of substitution, the true and lawful agent and attorney-in-fact of Holder, with full power and authority in Holder's name, and stead, to increase the term of such restriction on resale as aforesaid.

10.   NOTICES

      All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of receipt (or refusal of receipt) if delivered personally or by courier by the party to whom notice is to be given, or on the earlier of the third business day after the date of mailing or receipt if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to Holder, at its address as shown in the Company's records; and if to the Company, at its principal office. Either party may change its address for purposes of this Section 10 by giving the other party written notice of the new address in the manner set forth above.

11.   GOVERNING LAW

      This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder, whether relating to its execution, its validity, the obligations provided herein or performance, shall be governed or interpreted according to the laws of the State of Texas, without regard to conflicts of law.

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         DATED AS OF ___________________, 2005.



                                         RG AMERICA, INC.


                                         By:
                                              --------------------------------
                                              JOHN E. REA,
                                              Chief Executive Officer






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                                   EXHIBIT "A"

                                  SUBSCRIPTION

RG America, Inc.
2100 Valley View Lane
Suite 100
Dallas, Texas  75243

Gentlemen:

The undersigned, _______________________, hereby elects to purchase, pursuant to the provisions to the foregoing Warrant held by the undersigned, ____________shares of the Common Stock, $0.001 (the "Common Stock"), of RG America, Inc.

The undersigned herewith encloses the Warrant and:

      cash or a certified or cashier's check (drawn in favor of the Company) in the amount of $__________ in payment of the Warrant Price.


DATED:______________, ___________.



                                    Signature:
                                               ---------------------------------


                                    Address:
                                               ---------------------------------

                                               ---------------------------------

                                   EXHIBIT "B"

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Shares of Common Stock set forth below:

                                                              No. of Shares
Name and Address of Assignee                                   Common Stock
----------------------------                                  -------------





and   does   hereby    irrevocably    constitute   and   appoint   as   Attorney
________________________________  to  register  such  transfer  on the  books of
_______________________________________  maintained  for the purpose,  with full power of substitution in the premises.


Dated:   __________________________, _______.



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NOTICE:  The  signature  to this  assignment  must  correspond  with the name as written upon the face of the within Warrant in every particular, without alternation or enlargement or any change whatsoever.